UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________________________________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2010

MANNATECH, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200
Coppell, Texas  75019
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code:  (972) 471-7400
_________________________________________________
(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On August 4, 2010, Mannatech, Incorporated issued a press release announcing financial and operating results for the second quarter and six months ended June 30, 2010. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

To supplement Mannatech’s consolidated financial statements presented in accordance with the generally accepted accounting principles (“GAAP”), in the press release attached hereto as Exhibit 99.1, Mannatech uses the non-GAAP financial measure of EBITDA (defined by Mannatech as earnings before interest, taxes, depreciation and amortization).

Mannatech’s management reviews this non-GAAP measure internally to evaluate Mannatech’s performance and manage its operations.  Mannatech believes that the inclusion of EBITDA results provides investors useful and important information regarding Mannatech’s operating results.  This measure is not in accordance with, or an alternative to, GAAP.  The non-GAAP measure included in the press release attached hereto as Exhibit 99.1 has been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures.  Mannatech urges investors to carefully review the GAAP financial information included as part of Mannatech’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Exhibit
99.1*	Press release, dated August 4, 2010, entitled “Mannatech Reports Second Quarter Results.”

*Filed herewith.

______________________________________

The information disclosed under this report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED
Dated: August 4, 2010	By:	/s/ Stephen D. Fenstermacher
Stephen D. Fenstermacher Co-Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1*	Press release, dated August 4, 2010, entitled “Mannatech Reports Second Quarter Results.”

*Filed herewith.